U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 3, 2004

(Date of earliest event reported)

Mercer Insurance Group, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-104897	23-2934601
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10 North Highway 31, Pennington, New Jersey		08534
Address of principal executive office		(Zip Code)

(609) 737-0426
(Registrant’s Telephone Number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2                Financial Information

ITEM 2.02.             Results of Operations and Financial Condition

On November 3, 2004, Mercer Insurance Group, Inc. (the “Company”) announced its Results of Operations for the quarter and the months ended September 30, 2004.  A copy of the Company's press release announcing and commenting upon its results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Section 9                Financial Statements and Exhibits

ITEM 9.01.                                      Financial Statements and Exhibits

(c)                            Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Press release dated November 3, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: MERCER INSURANCE GROUP, INC.

Date: November 4, 2004

	By:	/s/ David Merclean
	Name:	David Merclean
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Press release dated November 3, 2004.